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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               Amendment No. 1 to
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 15, 2004


                           TRICO MARINE SERVICES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                    0-28316                72-1252405
  (State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)            File Number)          Identification No.)


250 North American Court, Houma, Louisiana                   70363
 (Address of principal executive offices)                  (Zip Code)



                                 (985) 851-3833
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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       On November 12, 2004, Trico Marine Services, Inc. (the "Company") filed a
Current Report on Form 8-K announcing that it and two of its subsidiaries, Trico Marine Operators, Inc. and Trico Marine Assets, Inc., had commenced soliciting consents from the holders of the Company's outstanding $250 million 87/8% senior notes due 2012 to approve a "pre-packaged" plan of reorganization (the "Plan") under Chapter 11 of Title 11 of the United States Code. By this amendment, the Registrant is furnishing the attached exhibits, which constitute the Plan Supplement (as defined in the Plan).

Item 9.01   Financial Statements and Exhibits.

       (c)  Exhibits.

            99.3  Plan Support Agreement, dated September 8, 2004.*

            99.4  Form of Registration Rights Agreement.*

            99.5  Form of Warrant Agreement.*

            99.6 Form of Second Amended and Restated Certificate of Incorporation of Trico Marine Services, Inc.*

            99.7 Form of Second Amended and Restated Bylaws of Trico Marine Services, Inc.*

            99.8  Form of Key Employee Options Agreement.*

            99.9  Form of Executive Options Agreement 1.*

            99.10 Form of Executive Options Agreement 2.*

            99.11 Form of Director Options Agreement.*

            99.12 Form of Chief Executive Officer and Chief Financial Officer
                  Employment Agreement.*

            99.13 Form of Retirement Agreement for Non-Executive Chairman.*

            99.14 Commitment Letter for $75 Million Debtor In Possession Credit
                  Facility and $75 Million Exit Credit Facility, dated November 12, 2004.*

            * We are furnishing under Item 7.01 of Form 8-K the information included as Exhibits 99.3, 99.4, 99.5, 99.6, 99.7, 99.8, 99.9,
              99.10, 99.11, 99.12, 99.13, and 99.14 to this amended report. The
              Plan Supplement attached hereto as Exhibits 99.3 through 99. 14, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               TRICO MARINE SERVICES, INC.



                               By:    /s/ Trevor Turbidy
                                  ----------------------------------------------
                                                   Trevor Turbidy
                                      Vice President and Chief Financial Officer


Dated: November 15, 2004




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